EXHIBIT 10.1
AMENDMENT AGREEMENT
     AMENDMENT AGREEMENT, dated of as June 6, 2008, by and between ADVANCED VIRAL RESEARCH CORP., a Delaware corporation (“Company”), and YA GLOBAL INVESTMENTS, L.P. (formerly, CORNELL CAPITAL PARTNERS, LP) (“Buyer”). All capitalized terms used herein shall have the respective meanings assigned thereto in the Transaction Documents (as defined below) unless otherwise defined herein.
W I T N E S S E T H:
     WHEREAS, the Company and the Buyer are party to that certain Securities Purchase Agreement (the “Securities Purchase Agreement”) dated July 24, 2007, that certain Registration Rights Agreement (the “Registration Rights Agreement”) dated July 24, 2007, and other documents and agreements, as amended, entered into in connection therewith (collectively, the “Transaction Documents”).
     WHEREAS, pursuant to the Securities Purchase Agreement, the Second Closing and the Third Closing (collectively, the “Remaining Closings”) were to take place upon the filing of the Registration Statement and upon the effectiveness of the Registration Statement, respectively (among other conditions);
     WHEREAS, the parties desire certain terms and conditions of the Transaction Documents to, among other things, change the timing of, amounts of, and conditions to, the Remaining Closings as set forth herein.
     NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree, covenant and warrant as follows:
1.	Amendments to the Remaining Closings. The Securities Purchase Agreement shall be amended such that Remaining Closings shall hereinafter take place as follows:
a.	The Remaining Closings shall be broken into four (4) separate closings, each of which shall be referred to as an “Amended Closing” and collectively, the “Amended Closings.”

b.	Amended Closing Dates
i.	The first Amended Closing shall take place on the date hereof, subject to the satisfaction of the conditions to such closing set forth in Section 2(a) hereof and Section 6 of the Securities Purchase Agreement.

ii.	The second Amended Closing shall take place on June 30, 2008, subject to the satisfaction of the conditions to such closing set forth in Section 2(b) hereof and Section 6 of the Securities Purchase Agreement.

iii.	The third Amended Closing shall take place on or after August 1, 2008, subject to the satisfaction of the conditions to such closing set forth in Section 2(c) hereof and Section 6 of the Securities Purchase Agreement.

iv.	The fourth Amended Closing shall take place on or after October 1, 2008, subject to the satisfaction of the conditions to such closing set forth in Section 2(d) hereof and Section 6 of the Securities Purchase Agreement. The date of each Amended Closing shall be referred to herein as an “Amended Closing Date”
c.	On the first Amended Closing Date the Buyer shall purchase Series B Convertible Debentures in the principal amount of $312,000, on the second Amended Closing Date the Buyer shall purchase Series B Convertible Debentures in the principal amount of $313,000, on the third Amended Closing Date the Buyer shall purchase Series B Convertible Debentures in the principal amount of $312,000, and on the fourth Amended Closing Date the Buyer shall purchase Series B Convertible Debentures in the principal amount of $313,000.

d.	Subject to the satisfaction of the terms and conditions of this Agreement, on the each of the Amended Closing Dates, (i) the Buyer shall deliver to the Company such aggregate proceeds for the Series B Convertible Debentures to be issued and sold to the Buyer, minus the fees to be paid directly from the proceeds of the such Amended Closing as set forth herein or in the Securities Purchase Agreement, and (ii) the Company shall deliver to the Buyer, the Series B Convertible Debentures which such Buyer is purchasing in amounts indicated herein, duly executed on behalf of the Company.

e.	The conditions set forth in Section 7(b) and 7(c) of the Securities Purchase Agreement shall be deleted in their entirely and the conditions set forth herein shall control.

f.	On the date hereof the Company shall provide the Buyer with a detailed budget (the “Budget”) which Budget shall show all of the Company’s projected expenses and cash expenditures on a monthly basis from June 1, 2008 through December 31, 2008. The Company shall not exceed any particular line item of the Budget or any monthly total expenditure by more than 10% provided, however, if the Company’s actual expenses and cash expenditures for any particular month, either in the aggregate or for any particular line item(s), are lower than as set forth on the Budget (the amount by which it is lower is hereinafter defined as the “Difference”), the Company’s projected expenses and cash expenditures for particular line item amounts and aggregate amounts set forth on the Budget for the immediately subsequent month shall be increased by the amount of the Difference (the “Margin of Deviation”). For the avoidance of doubt and by way of example, if the July 2008 projected monthly expense for utilities as set forth on the Budget is $5000 and the actual expense for utilities for July 2008 is $4000, the projected monthly expense for utilities for the month of August 2008 shall be increased by $1000.
2.	Conditions to the Buyer’s obligations to Purchase Convertible Debentures.
a.	The obligation of the Buyer to purchase the Series B Convertible Debenture at the first Amended Closing is subject to the satisfaction, at or before the first Amended Closing Date, of each of the following conditions:
i.	The Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the first Amended Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the first Amended Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

ii.	The representations and warranties of the Company set forth herein and in the Securities Purchase Agreement shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 of the Securities Purchase Agreement, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the first Amended Closing Date as though made at that time (except for representations and warranties that speak as of a specific date and except for Section 3(c) of the Securities Purchase Agreement with respect to (i) the number of shares of Common Stock outstanding which as of the date hereof is 846,227,669; and (ii) the number of outstanding convertible securities, which is disclosed in the Company’s most recent public filings with the SEC) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the first Amended Closing Date.

iii.	The Company shall have executed and delivered to the Buyer the Series B Convertible Debenture in the respective amounts set forth in Section 1(c) hereof.

iv.	The Company shall have certified, in a certificate executed by two officers of the Company and dated as of the first Amended Closing Date, that all conditions to the first Amended Closing have been satisfied.

v.	The Company shall have provided the Budget the Buyer in a form and substance to the satisfaction of the Buyer in its sole discretion.
b.	The obligation of the Buyer to purchase the Series B Convertible Debenture at the second Amended Closing is subject to the satisfaction, at or before the second Amended Closing Date, of each of the following conditions:
i.	The Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the second Amended Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the second Amended Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

ii.	The representations and warranties of the Company set forth herein and in the Securities Purchase Agreement shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 of the Securities Purchase Agreement, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the second Amended Closing Date as though made at that time (except for representations and warranties that speak as of a specific date and except for Section 3(c) of the Securities Purchase Agreement with respect to (i) the number of shares of

Common Stock outstanding which as of the date hereof is 846,227,669; and (ii) the number of outstanding convertible securities, which is disclosed in the Company’s most recent public filings with the SEC) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the second Amended Closing Date.

iii.	The Company shall have executed and delivered to the Buyer the Series B Convertible Debenture in the respective amounts set forth in Section 1(c) hereof.

iv.	The Company’s actual expenses and cash expenditures for each of the full calendar months from June 1, 2008 until the second Amended Closing Date shall have been less than or equal to the projected amounts set forth on the Budget, subject to the Margin of Deviation.

v.	The Company shall have certified, in a certificate executed by two officers of the Company and dated as of the second Amended Closing Date, that all conditions to the second Amended Closing have been satisfied.
c.	The obligation of the Buyer to purchase the Series B Convertible Debenture at the third Amended Closing is subject to the satisfaction, at or before the third Amended Closing Date, of each of the following conditions:
i.	The Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the third Amended Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the third Amended Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

ii.	The representations and warranties of the Company set forth herein and in the Securities Purchase Agreement shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 of the Securities Purchase Agreement, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the third Amended Closing Date as though made at that time (except for representations and warranties that speak as of a specific date and except for Section 3(c) of the Securities Purchase Agreement with respect to (i) the number of shares of Common Stock outstanding which as of the date hereof is 846,227,669; and (ii) the number of outstanding convertible securities, which is disclosed in the Company’s most recent public filings with the SEC) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the third Amended Closing Date.

iii.	The Company shall have executed and delivered to the Buyer the Series B Convertible Debenture in the respective amounts set forth in Section 1(c) hereof.

iv.	The Company’s actual expenses and cash expenditures for each of the full calendar months from June 1, 2008 until the third Amended Closing Date shall have been less than or equal to the projected amounts set forth on the Budget, subject to the Margin of Deviation.

v.	The Company shall have achieved the First Milestone on or prior to March 31, 2009.

vi.	The third Amended Closing Date shall not be before August 1, 2008.

vii.	The Company shall have certified, in a certificate executed by two officers of the Company and dated as of the third Amended Closing Date, that all conditions to the third Amended Closing have been satisfied.
d.	The obligation of the Buyer to purchase the Series B Convertible Debenture at the fourth Amended Closing is subject to the satisfaction, at or before the fourth Amended Closing Date, of each of the following conditions:
i.	The Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the fourth Amended Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the fourth Amended Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

ii.	The representations and warranties of the Company set forth herein and in the Securities Purchase Agreement shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 of the Securities Purchase Agreement, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the fourth Amended Closing Date as though made at that time (except for representations and warranties that speak as of a specific date and except for Section 3(c) of the Securities Purchase Agreement with respect to (i) the number of shares of Common Stock outstanding which as of the date hereof is 846,227,669; and (ii) the number of outstanding convertible securities, which is disclosed in the Company’s most recent public filings with the SEC) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the fourth Amended Closing Date.

iii.	The Company shall have executed and delivered to the Buyer the Series B Convertible Debenture in the respective amounts set forth in Section 1(c) hereof.

iv.	The Company’s actual expenses and cash expenditures for each of the full calendar months from June 1, 2008 until the fourth Amended Closing Date shall have been less than or equal to the projected amounts set forth on the Budget, subject to the Margin of Deviation.

v.	The Company shall have achieved the Second Milestone on or before May 31, 2009.

vi.	The fourth Amended Closing Date shall not be before October 1, 2008.

vii.	The Company shall have certified, in a certificate executed by two officers of the Company and dated as of the fourth Amended Closing Date, that all conditions to the fourth Amended Closing have been satisfied.
e.	Defined Terms. For the purposes of this Section 2, the following terms shall have the following meanings:
i.	“First Milestone” means the enrollment of the first human patient in a Phase II Trial for wound healing in a dermatological study using a topical application of the Company’s AVR123.

ii.	“Second Milestone” means the enrollment of 12 patients in a Phase II Trial for wound healing in a dermatological study using a topical application of the Company’s AVR123.

iii.	“Phase II Trial” means a, closely monitored human clinical trial designed to measure safety and efficacy in a small number of patients sponsored by the Company or one of its subsidiaries that complies with the requirements of the Food and Drug Administration.
3.	Amendments and Agreements. The Buyer and the Company further agree as follows:
a.	The Registration Rights Agreement is hereby terminated and of no further force or effect and all obligations of the Buyer or the Company pursuant to the Securities Purchase Agreement which are in any way triggered, impacted by or otherwise affected by the filing, or effectiveness of a Registration Statement shall be terminated.

b.	The provisions of Section 4(g)(i) of the Securities Purchase Agreement shall not be applicable with respect to the Amended Closings, however, the Company shall pay monitoring fees (the “Monitoring Fees”) in the aggregate amount of $125,000, of which $62,500 shall be paid directly from the proceeds of the first Amended Closing and $62,500 shall be paid directly from the proceeds of the third Amended Closing and shall be used to compensate Yorkville Advisors, LLC (“Investment Manager”) for monitoring and managing the purchase and investment made by the Buyer described herein and in the Securities Purchase Agreement, pursuant to the Investment Manager’s existing advisory obligations to the Buyer.

c.	The provisions of Section 4(n) of the Securities Purchase Agreement titled “Rights of First Refusal” shall no longer be in effect.

d.	Any default under this Agreement shall constitute an Event of Default under the Transaction Documents.

e.	All references to the term “Fixed Price” in Section 4 (k) of the Securities Purchase Agreement, shall mean “Fixed Conversion Price.”

f.	All references in the Transaction Documents to the term “Primary Market” shall mean “Principal Market.”
4.	Effect of this Agreement. Except as modified pursuant hereto, no other changes or modifications to the Transaction Documents are intended or implied and in all other respects the Transaction Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Agreement and the other Transaction Documents, the terms of this Agreement shall control.
     IN WITNESS WHEREOF, this Agreement is executed and delivered as of the day and year first above written.

Advanced Viral Research Corp.
By:	/s/ Stephen Elliston
Title: Chief Executive Officer

YA Global Investments, L.P.
By:	Yorkville Advisors, LLC
Its: Investment Manager

By:	/s/ Gerald Eicke
Title: Managing Partner